                                 LEASE AGREEMENT
                                 ---------------

                  This Lease Agreement ("Lease") made as of the __________ of October , 1994, by and between The Lalor Urban Renewal Limited Partnership ("Landlord"), a LIMITED PARTNERSHIP existing under the laws of the State of NEW JERSEY, having its principal offices at 928 West State Street, Trenton, New Jersey 08618, and The Yardville National Bank ("Tenant"),

                                   WITNESSETH:

                  That for and in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                         LEASE PROVISIONS AND SCHEDULES

          Section 1.1. Certain Defined Terms

                  A. Retail center area" or "retail center" means that area within that certain parcel of land, situated in Trenton, NEW JERSEY, commonly known as The Lalor Plaza.

                  B. "Building complex" means the building or store in which the premises are located which is known as Unit No, B-lb Right.

                  C. "Premises" means that portion of the building complex having approximately 1500 square feet of floor area.

                  D. "Term" means a period of 5 (Five ) YEARS commencing and ending as provided in Section 3.1.

                  E. "Permitted Use" means Bank. For this purpose and this purpose only.

                  F. "Annual basic rental" means the sum of $ 15.00 per square foot multiplied by the number of square feet in the floor area of the premises, which shall be subject to the proration as provided in this Agreement.

                  $ 15.00 x 1500 sq. feet = $ 22,500.00 for the first year or $ 1875.00 per month.

                  The annual basic rental shall increase each annual anniversary date on the basis of the Consumer Price Index for all Urban Consumers, New York, New York-Northeastern New Jersey, all items (Index average for all items was 100 in 1967) issued by the Bureau of Labor Statistics for the United State Department of Labor or by a *SEE BASIC LEASE PROVISION increase over the previous year's base rental, whichever is greater.

                  G. "Renewal Option(s)" means Tenant shall have the right and option to extend the term of this lease on the same terms, conditions and covenants as provided herein for 3 periods of five (5 years beyond the original term hereof, except that Section 1.lF Annual Basic Rental shall be amended as shown in Basic Lease Provisions.




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                  Rent during each option period is payable in advance on the first day of each and every month.

                  The Tenant will notify the Landlord in writing See Basic Lean Provisions prior to the expiration of the Lease of their intentions to vacate, renew or exercise option. In the event the Tenant fails to give the above referred to notice and has an option to renew, the Landlord may choose one of the following: 1) Waive the notice requirements and consider the option exercised; 2) Serve the Tenant notice to vacate on the expiration date of the present term; or 3) Renegotiate the terms of any extension of the Lease. The Landlord will make one of the above choices prior to the expiration date of the particular term of the Lease in force, at that time.

                  H. "Security Deposit" means the sum of $ See Basic Lease Provisions. To secure the covenants and promises of the Tenant contained herein, the Tenant shall deposit with the Landlord the sum of the See Basic Lease Provisions in cash, as a security deposit. This sum shall be returned to the Tenant without interest at the expiration of the term provided the Tenant has performed in accordance with the terms hereof. The Landlord may apply any part of said sum to cure any default of Tenant and the Tenant shall, upon demand, deposit with the Landlord an amount equal to that applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease. If, at the end of the term, repairs are necessary to correct any condition beyond ordinary wear and tear or any payment to be made by Tenant to Landlord remains unpaid, then the security, or a portion thereof, may be used by the Landlord to make such repairs or payments and the balance remaining shall be returned to the Tenant. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord. Tenant hereby waives any future law or laws which may require the Landlord to segregate the aforementioned security deposit or to pay interest on said security deposit.

                  I. "Advance Rental" means that, upon the execution hereof, Tenant shall pay to the Landlord the first month's rent of $ See Basic Lease Provisions.

                  J. "Tenant notice address" means See Basic Lease Provisions.

                  K. "Tenant trade name" means See Basic Lease Provisions.

                  L. "Floor area" means the actual number of square feet in the building complex `which is See Basic Lease Provisions square feet designed f or the exclusive use and occupancy of rent paying tenants, excluding common areas.

                  M. "Common area" means those areas and facilities which may be furnished by Landlord on or near the retail area for the non-exclusive general common use of tenants, and other occupants of the center areas, also use of such areas of facilities, their officers, agents, employees and customers, including (without limitation) all parking areas, access roads, employee parking area, truckways, driveways, loading docks and areas, delivery passages, package pick-up stations, sidewalks, malls, courts, ramps, landscapes and planted areas, retaining walls, roofs, lighting facilities, rest rooms, and other similar areas, facilities or improvements. "Common area" shall specifically include all lands lying within the retail area with respect to which Landlord by agreement either provides maintenance and/or landscaping services or contributes all or any portion of the cost of providing such service.





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                  N. "Landlord" means and includes only the owner of the fee title of the premises. Upon the transfer by Landlord of the fee title hereunder, the Landlord shall advise the Tenant, in writing, by certified mail, return receipt requested, of the name of Landlord's transferee. In such event, the then Landlord shall be automatically freed and relieved from and after the date of such transfer of title of all liability with respect to the performance of any of the covenants and obligations on the part of the Landlord herein contained to be performed subsequent to the date of such transfer of title, provided any such transfer and conveyance by the Landlord is expressly subject to the assumption by the grantee or transferee of the obligations of the Landlord to be performed pursuant to the terms and conditions of the within lease, including an express assumption by the said grantee or transferee of the obligation to repay any security which has been or may be deposited with the Landlord pursuant to the terms and conditions of the within lease.

                  O. "Default rate" means the monthly rate of interest as set forth in paragraphs 16.1 F "Event of Default" Defined and 16.2 B Remedies.

          Section 1.2. Attachments

                  The following document is attached hereto, and such document, as well as all drawings and documents prepared pursuant thereto, shall be deemed to be a part of this lease.

                  See List of second page of Basic Lease Provisions.

                                   ARTICLE II
                                    PREMISES

          Section 2.1. Demise

                  Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord, the premises for the term and at the rental hereinafter described. Tenant takes the premises "as is" except as otherwise may be specifically set forth herein.

          Section 2.2. Measurement of Premises

                  Notice is hereby given that the floor area of the premises is See Basic Lease Provisions square feet. Said measurements shall be deemed to be the floor area of the premises for all purposes of this lease unless, within ten
(10) days after receipt of this notice, Tenant shall give Landlord written notice that Tenant believes Landlord's measurement to be inaccurate, in which event Landlord shall cause its architect or engineer to make such measurement and certify the same to the parties and shall be deemed to be floor area of the premises for all purposes of this lease. Landlord warrants that the floor area of the premises determined by measurement pursuant to this Section shall be within ten percent (10%) of the approximate floor area shown in Clause C of
Section 1.1.

                  (Optional Measurement of Premises paragraph)





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                  On or before the commencement of the term, Landlord shall
measure the premises and shall give Tenant notice of the floor area so determined. The floor area of the premises disclosed by +, such notice shall be deemed to be floor area of the premises - See Basic Lease Provisions with the language continuing from this point as set forth in above paragraph).

                                   ARTICLE III
                                      TERM

          Section 3.1. Term

                  A. The term shall commence as hereafter provided unless sooner terminated hereby. Said term, and Tenants' obligation to pay rent, shall commence on the earlier of the following dates: (a) the See Basic Lease Provisions day of _______________l9_: (b) the date which is Basic Lease Provisions days after the Tenant has been notified in writing the demised premises are ready for occupancy, or the date the tenant shall open the Demised Premises for business, whichever shall first occur. In the event that the Basic Lease Provisions day period does not occur on the first day of the month or Tenant shall have opened the demised premises for business on a day other than the first day of the month, then the term shall commence on the first day of the month next succeeding. However, the Tenant shall pay rent for the fractional month on a per diem basis (calculated on the basis of a thirty day month) until the first day of the month when the term commences: and thereafter the rent shall be paid in equal monthly installments in advance on the first day of each month during the term of this lease. It is presently contemplated that the commencement date of this lease shall be on or about See Basic Lease Provisions, 19__, subject to terms and conditions hereinafter provided.

          Section 3.2. Termination

                  This lease shall terminate at the end of the term without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate or quit the premises and agrees that Landlord shall be entitled to the benefit of provisions of law respecting summary recovery of possession of the premises from a Tenant holding over to the same extent as if statutory notice has been given. For the period of three (3) months prior to the expiration of the term, Landlord shall have the right to display on the exterior of the premises the customary sign "For Rent" and during such period Landlord may show the premises, and all parts thereof, to prospective tenants during normal business hours.

          Section 3.3. Holding Over

                  A. If Tenant shall be in possession of the premises at the end of the term with the consent or permission of Landlord, the tenancy under this lease shall become month-to-month, terminable by either party on thirty (30) days' written notice.

                  B. During and for any hold-over period in which Tenant occupies the premises after expiration of the term, the monthly rental shall be double the monthly rental for the month immediately preceding the hold-over period, and all other responsibilities and obligations of Tenant hereunder shall continue in full force and effect.





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          Section 3.4. Surrender of Premises

                  On the last day or sooner termination of the term, Tenant shall quit and surrender the premises broom-clean, in good condition and repair (reasonable wear and tear and damage by Acts of God, fire extended coverage perils excepted), together with all alterations, additions and improvements which may have been made in, on or to the premises, except movable furniture or unattached movable trade fixtures put in at the sole expense of Tenant; Trade fixtures which are built in specifically with regard to use as will be removed by the tenant and at tenants expense. If the premises be not surrendered as and when aforesaid, Tenant shall indemnify Landlord against loss of liability resulting from the delay by Tenant in so surrendering the premises including, without limitation, the claims made by any succeeding occupant founded on such delay. Tenant's obligation under this Section shall survive the expiration or sooner termination of the term.

          Section 3.5. Tenants Personal Property

                  Any equipment, fixtures, goods, or other property of the tenant not removed by the tenant upon the termination of this lease or upon any quitting, vacating, or abandonment of the premises by the tenant, or upon the tenant's eviction, shall be considered as abandoned and the landlord shall have the right, without any notice to the tenant, to sell or otherwise dispose of the same at the expense of the tenant and shall not be held accountable to the tenant for any part of the proceeds of such sale, if any. However, in the event that the Landlord incurs substantial costs in the disposition of the personal property of the tenant, then, in that event, Landlord shall be entitled to add the cost to all sums due it from the Tenant and proceed with the new amount as a claim against the tenant.

                                   ARTICLE IV
                          CONTINUOUS OPERATION AND USE

          Section 4.1. Prompt Occupancy and Use

                  Tenant shall occupy the premises upon commencement of the term and thereafter shall continuously use the premises for the permitted use and for no other purpose whatsoever. In addition to the conditions set forth in Article VIII (Operations), Tenant shall:

                  A. Keep its store continuously, fully stocked with high quality, salable merchandise except under circumstances in which tenant is a service business;

                  B. Keep its store fully staffed with employees, no store shall be left open with out an attendant;

                  C. Tenant shall cause its business to be conducted and operated in good faith and in such manner as shall assure the transaction of a maximum volume of business in and at the premises.





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          Section 4.2. Storage and Office Area

                  Tenant shall use only such minor portions of the premises for storage and office purposes as are reasonably required therefor and shall not perform any office or clerical function in the premises for any other store.

          Section 4.3. Tenant's Trade Name

                  Unless otherwise approved by Landlord, Tenant shall conduct business in the premises only in Tenant's trade name.

          Section 4.4. Operating Hours

                  A. Unless other hours are approved by Landlord, in writing, Tenant shall cause the premises to be open for business at least 40 hours per week.

                                    ARTICLE V
                                     RENTAL

          Section 5.1. Rentals Payable

                  Tenant covenants and agrees to pay to Landlord as rental for the premises, the following;

                  An annual sum equal to the annual basic rental specified in Clause F of Section 1.1.

          Section 5.2.

                  A. Annual basic rental shall be payable in equal monthly installments, in advance, on the first day of each full calendar month during the term, the first such payment to include also any prorated annual basic rental for the period from the date of the commencement of the term to the first day of the first full calendar month in the term.

                  B. Annual increases in the base rent in the event of increases in the cost of living based on the "all items" Index for the New York-Northeastern New Jersey area of the "Consumers Price Index for all Urban Consumers" (revised CPI-U (1982 - 1984 equal to 100) published by the Bureau of Labor Statistics of the U.S. Department of Labor (hereinafter referred to as the "Index"). The Index figure for the initial month, shall be compared with the Index figure for the anniversary month in each subsequent year during the term of this lease, If the latter figure is more than the Index for the initial month, the latter figure shall be divided by the former figure to determine the new base rent. The new base rent will be divided by 12 to determine the new monthly installment. The computations are shown in the following example:






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                  Example:
                  -------

                  Index Point Change
                  ------------------

                  CPI - 305.8
                  299.9 - previous CPI
                            equals 5.90 Index Point Change

                  Percentage Change
                  -----------------

                  Index point difference is 5.90
                  divided by the previous
                  Index of 299.9-----0.020 x 100 or 2.00 percent change

--------------------------------------------------------------------------------
0.020 x $(annual total) annual equals $(yearly total of increase) or $(monthly increase)27.50 CPI increase

                  base rental       $       (monthly base rent)
                                    +       (monthly increase)
                                    --------------------------------------------
                                    $       (total) new monthly installment

Provided, however, in no event shall the new monthly base rent be less than the prior years monthly base rent. Since Index figures for the month of the anniversary month are not available for several weeks after said month of each year, the base rental will continue to be paid on an estimated basis in monthly installments equal to the monthly installments for the preceding year. Upon the availability of the actual month's Index figures, the base rent will be recomputed and Tenant will pay to Landlord, upon demand, the deficiencies, if any, in each monthly installment of the current year paid prior to the date of such computation. Thereafter, Tenant will pay the base rental based on the newly computed monthly installment.

          Section 5.3. "Rental Year" Defined

                  The term "rental year" shall mean the twelve (12) full calendar months of the term commencing with the first payment immediately following the first day of the term and shall end on the last day of the term.

          Section 5.4. Payment of Rental

                  Tenant shall pay all rental when due and payable, without any setoff, deduction or prior demand. Any rental which is not paid within seven (7) days after the same is due shall bear interest at the rate of ten percent (10%) per month as set forth in Section 16.2 (B) Remedies of this Lease, calculated from the due date until such rental is paid. In the event Tenant issues a check for any rental which is returned to Landlord as unpaid for any reason, Landlord shall be entitled to add the 10% per month rate to the next rental bill representing a service charge for such occurrence. Such amount shall be collectible by Landlord as additional rental based on a 360-day year. Any additional rental which shall become due shall be payable, unless otherwise provided herein, with the next Installment of annual basic rental. Rental and statements required of Tenant shall be paid and delivered to Landlord at the management office of Landlord in the retail center or at such other place as Landlord may, from time to time, designate in a notice to Tenant. Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.





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                                   ARTICLE VI
                                      TAXES

          Section 6.1. Tenant to Pay Proportionate Share of Taxes

                  Tenant shall pay in each tax year during the term, as additional rental, a proportionate share of all real estate taxes, ad valorem taxes and assessments, general and special assessments, taxes on real estate rental receipts, taxes on Landlord's gross receipts, business use and occupancy taxes, business operations taxes, or any other tax imposed upon or levied against real estate or upon owners of real estate as such rather than personally, generally, or payments made to a federal, state or local government authority by Landlord in lieu of any such taxes or assessments, payable with respect to or allocable to the entire tax lot of which the premises are a part (excepting only those portions of the said lot which are a part of the "common areas" as defined herein), together with the reasonable cost (including fees of attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge, the same being collectively referred to herein as "taxes". In computing the value of the common area to be excepted, the entire assessed value of the land shall be deemed to be distributed equally throughout the lot on a square foot basis. Tenant's proportionate share of taxes for any tax year shall be computed by multiplying the amount of such taxes by a fraction, the numerator of which shall be the floor area of the premises and the denominator of which shall be the total floor area of all leasable area. For the tax year in which the term commences or terminates, Tenant's liability for its proportionate share of any taxes shall be subject to a prorated adjustment based upon the number of days of such tax year falling within the term, as set forth in Section 6.3 below. (Note above mentioned taxes apply only if in existence in state of property this lease is on.)

          Section 6.2. Payment of Proportionate Share of Taxes

                  Tenant's proportionate share of taxes shall be paid by Tenant, in equal monthly installments, in such amounts as are estimated and billed for each tax year by Landlord at the commencement of the term and at the beginning of each successive tax year during the term, each such installment being due on the first day of each month. Within sixty (60) days after Landlord's receipt of tax bills for each tax year, or such reasonable (in Landlord's determination) time thereafter, Landlord will certify to Tenant the amount of taxes for the tax year in question and the amount of Tenant's proportionate share thereof. Annual taxes will be divided by 10 installments and billed monthly. Due to advance collection of taxes by municipalities the annual contribution towards taxes by Tenant will be billed monthly but divided by ten (10). Tenants' excess contributions of real estate taxes, if any, will be credited at the end of the term. If tenants' contribution of real estate taxes have not fully paid its proportionate share, the amount so due and owing shall be paid by the Tenant to the Landlord at the end of the term.






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          Section 6.3. "Tax Year" Defined

                  The term "tax year" shall mean the twelve (12) full calendar months of the term commencing with the January 1st immediately following the first day of the term and shall end December 31st of such calendar year; thereafter each tax year shall consist of successive periods of twelve (12) calendar months; provided, however, that the first tax year shall commence on the first day of the term and terminate on the immediately following 31st day of December, and the last tax year shall terminate on the last day of the term.

          Section 6.4. Taxes on Rental

                  In addition to Tenant's proportionate share of taxes, Tenant shall pay to the appropriate agency any and all sales taxes, excise taxes, and business use and occupancy taxes (not including, however, Landlord's income taxes) levied, imposed or assessed by the State of See Basic Lease Provisions or any political subdivision thereof or other taxing authority, upon any rental payable hereunder.

          Section 6.5. Change in Method or Scope of Taxation

                  A. If at any time following the execution of this lease the method or scope of taxation prevailing at the date of such execution shall be altered, modified or enlarged so as to cause the method of taxation to be changed, in whole or in part, so that some other tax, levy or other imposition is substituted in whole or in part for the real estate taxes assessed against the premises on the date of execution of this lease, then and in such event, each and every such substituted tax or other imposition shall be payable and discharged by Tenant in the manner required pursuant to the law promulgating such tax or other imposition. If any such substitute tax or other imposition shall be in the form of an income tax or in the form of any other tax or imposition which the law promulgating the same shall require Landlord to pay, then Tenant shall pay Landlord as additional rental during the term of this lease such amount as shall be equivalent to the amount by which the real estate taxes have been decreased or diminished. Such payments shall be made by Tenant to Landlord at such time or times as Landlord shall be required to pay such substitute taxes in accordance with law and with the provisions of this lease.

                  B. It being Tenant's obligation to pay all prorated shares of real estate taxes assessed against the premises as provided elsewhere in this lease, the parties recognize and acknowledge that the intent and purpose of this paragraph is to provide against and assure that Landlord does not suffer or sustain any diminution in the Landlord's gross receipts from the rental of the premises resulting from any change in the scope or form of taxation which has the effect of shifting any of Tenant's obligations under this lease, or any part thereof, to Landlord; and Tenant hereby agrees to protect Landlord against any such diminution in gross receipts as a result thereof.

                  C. In the event that any dispute shall arise between the parties with respect to any provisions contained in this Section, then the parties agree to submit such dispute for arbitration in accordance with the rules of the American Arbitration Association.

                  D. Landlord agrees to provide Tenant with all reasonable tax bill documentation, including a copy of tax bill and a copy of calculations required to support the bill.

                                   ARTICLE VII
                                  IMPROVEMENTS

          Section 7.1. Tenant's Improvements

                  A. On or before the commencement of the term, Tenant shall, at its sole cost and expense, complete all improvements and other work to be performed by it. Tenant shall be permitted by Landlord to enter the premises for the purpose of performing its improvements and for the purpose of installing its fixtures and other equipment, provided:

                              (i)   Tenant shall have obtained Landlord's
written approval of the plans and specifications for such work as attached Exhibit "E"; and

                              (ii)  Tenant shall have deposited with Landlord
the policies or certificates of insurance required in Article XIII; and

                              (iii) Tenant shall have secured all necessary
permits and approvals of all boards, bureaus and agencies having jurisdiction and Tenant shall have provided copies of such to Landlord; and

                              (iv)  Tenant's activities shall be conducted so as
not unreasonably to interfere with Landlord's construction activities or with other tenants.

                  B. Tenant shall, at its expense, remove from the premises and from the retail center area, all trash which may accumulate in connection with Tenant's activities. During such period, Tenant shall perform all duties and obligations imposed by this lease, including, without limitation, those provisions relating to insurance and indemnification, saving and excepting only the obligation to pay rental (other than any additional rental arising out of any failure of Tenant to perform its obligations under this lease), which obligation shall commence when the term commences.

          Section 7.2. Mechanic's Liens

                  No work which Landlord permits Tenant to do pursuant to this lease, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord so that no mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the premises. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractor on or about the premises. In the event any mechanic's or other lien or notice of intention to claim such lien shall at any time be filed against the premises by reason of work, labor, services or materials performed or furnished, or alleged to be performed or furnished, to Tenant or to anyone holding the premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien or notice forthwith to be so discharged or bonded after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord including reasonable attorneys' fees incurred by Landlord in procuring the discharge of such lien or notice, together with interest thereon at the default rate, shall be due and payable by Tenant to Landlord as additional rental and shall be paid in -monthly installments.

          Section 7.3. Tenant's Trade Fixtures

                  All unattached, movable trade fixtures and movable furniture (as distinguished from leasehold improvements) owned by Tenant and installed in the premises shall remain the property of Tenant and shall be removable at any time, including upon the expiration of the term; provided Tenant shall not at such time be in default of any terms, conditions, provisions or covenants of this lease, and provided further that Tenant shall repair any damage to the premises caused by the removal of said fixtures and furniture. If Tenant is in default, Landlord shall have the benefit of any applicable lien on Tenant's property located in or on the premises as may be permitted under any federal or state laws, and in the event such lien is asserted by Landlord in any manner or by operation of law, Tenant shall not remove or permit the removal of said property until the lien has been removed and all defaults have been cured.

                                  ARTICLE VIII
                                   OPERATIONS

          Section 8.1. Operations by Tenant

                  A. In regard to the use and occupancy of the premises, Tenant shall, at its expense (i) keep the inside and outside of all glass in the doors and windows of the premises clean; (ii) keep all exterior store surfaces of the premises, including, but not limited to, Tenant's awnings and signs, clean and iii good condition; (iii) replace promptly any cracked or broken glass of the premises with glass of like kind and quality; (iv) maintain the premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; (v) keep any garbage, trash, rubbish or other refuse in rat proof containers within the interior of the premises until removed; (vi) have such garbage, trash, rubbish and refuse removed as directed by Landlord; (vii) keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the premises; (viii) comply with all rules, regulations and reasonable recommendations of Landlord's fire insurance rating organization now or hereafter in effect; (ix) conduct its business in all respects in a dignified manner in accordance with the highest standards of store operation of the retail center area and comply, at its own expense, with all municipal and other governmental laws, ordinances, rules and regulations applicable to the use and occupancy of the premises.

                  B. In regard to the use and occupancy of the premises and the common area, Tenant will not: (i) place or maintain any merchandise, trash, refuse or other articles in any vestibule or entry of the premises, on the footwalks adjacent thereto or elsewhere on the exterior of the premises so as to obstruct any driveway, corridor, footwalk, parking area, mall or any other common area, or throw, discard or deposit any paper, glass or extraneous matter of any kind, except in designated receptacles, or create litter or hazards of any kind; (ii) use or permit the use of any objectionable advertising medium such as, without limitation, loudspeakers, phonographs, public address systems, sound amplifiers, reception of radio or television broadcasts within the retail center in such manner that any sounds reproduced, transmitted or produced shall be directed beyond the interior of the premises; (iii) use any sound-making device of any kind or create or produce in any manner noise or sound that is annoying or unpleasant or constitutes a nuisance in the common areas; (iv) permit undue accumulations of or burn garbage, trash, rubbish or other refuse within or without the premises; (v) cause or permit objectionable odors to emanate or to be dispelled from the premises; (vi) vend, peddle or solicit orders for sale or distribution of any merchandise, device, service, periodical, book, pamphlet or other material whatsoever in the common areas; (vii) solicit membership in any organization, group or association or contribution for any purpose in the common areas; (viii) exhibit or distribute any sign, placard, banner, notice, circular, booklet, pamphlet, handbill or other written material in the common areas; (ix) permit the operation of any "elephant trains" or similar transportation devices or any solicitations, demonstrations or itinerant vending in the common areas, unless the same shall be part of promotional activities of the retail center which are approved by Landlord and do not unreasonably interfere with the commercial operations of tenants and other occupants of the retail center; (x) permit the parking of delivery vehicles so as to interfere unreasonably with the use of any driveway, corridor, footwalk, parking area, mall, or other common areas; (xi) receive or ship articles of any kind outside the designated loading areas for the premises; (xii) parade, rally, patrol, picket, demonstrate or engage in any conduct that might tend to interfere with or impede the use of the common areas by persons entitled to use the same, create a disturbance, attract attention or harass, annoy, disparage of be detrimental to the interest of any of the retail establishments within the retail center; (xiii) use or permit the use of the premises, the common areas, or any part thereof, in a manner likely to injure the reputation of the retail center or which will violate the laws of any applicable unit of government, nor permit any part of the premises or the common areas to be used for any disreputable or immoral purpose or for any activity of a type which is not generally considered appropriate for first class retail centers conducted in accordance with good and generally accepted standards of operation; (xiv) use or permit the use of any portion of the premises as regular living quarters, sleeping apartments of lodging rooms; (xv) conduct or permit to be conducted any auction, fire, going out of business, bankruptcy, or other similar type sale in or connected with the premises (but this provision shall not restrict the absolute freedom of Tenant in determining its own selling prices, nor shall it preclude the conduct of periodic seasonal, promotional or clearance sales; (xvi) place a load upon any floor which exceeds the floor load which the floor was designed to carry (xvii) deface, damage or demolish any sign, light standard or fixtures, landscaping material or other improvement or property in the common areas; or (xviii) operate its heating or air conditioning in such a manner as to drain heat or air conditioning from the premises of any other tenant or other occupant of the retail center.

                  C. Tenant acknowledges that it is Landlord's intent that the retail center area be operated in a manner which is consistent with the highest standards of decency and morals prevailing in the community which it serves. Accordingly, Tenant agrees it will not sell, distribute, display or offer for sale any item which, in Landlord's good faith judgment, is inconsistent with the quality of operation of the retail center area or may tend to injure or detract from the moral character or image of the retail center within such community. Without limiting the generality of the foregoing, subject to prevailing local ordinances, Tenant will not sell, distribute, display or offer for sale (i) any paraphernalia commonly used in the ingestion of illicit drugs, or (ii) any pornographic, lewd, suggestive or "adult" newspaper, book, magazine, picture, representation or merchandise of any kind.

          Section 8.2. Signs and Advertising

                  A. Tenant shall not place on any exterior door, wall or window of the premises any sign or advertising matter without first obtaining Landlord's written approval and consent. Tenant agrees to maintain such sign or advertising matter as approved by Landlord in good condition and repair. All signs shall comply with applicable ordinances or other governmental restrictions and with determination of such requirements and the prompt compliance therewith shall be the responsibility of the Tenant. The Landlord may elect to provide signage in accordance with the architectural design of center. In the event that the Landlord exercises this option the Tenant will be obligated to reimburse the Landlord for the cost and expense for providing the signage. The payment shall be due prior to installation of signage.

                  B. All advertising used by Tenant shall clearly indicate that Tenant is located at or is a part of See Basic Lease Provisions should the shopping center have a sign identifying its name.

                  Tenant shall not paint or decorate any part of the exterior of the premises, or any part of the interior visible from the exterior thereof, without first obtaining Landlord's written approval. Tenant will install and maintain at all times, subject to the other provisions of this lease, displays or merchandise in the show window (if any) of the premises. All articles, and the arrangement, style, color and general appearance thereof, in the interior of the premises including, without limitation, window displays, advertising matter, signs, merchandise and store fixtures shall be in keeping with the character of the retail center area and standards of Landlord. Landlord reserves the right to require Tenant to correct any non-conformity.

          Section 8.3. Trash Removal Service See Basic Lease Provisions

                  The Tenant shall maintain a trash removal service for their store at the cost and expense of the Tenant. Tenant shall keep any and all garbage, trash, rubbish or other refuse in rat proof containers within the exterior of the premises in the rear in a place designated therefor until removed.

          Section 8.4. Compliance

                  Upon notice by Landlord to Tenant that Tenant is not complying with and of the aforesaid as required in this Article, Tenant agrees forthwith to cease and discontinue the same within ten (10) days thereafter, to make such changes in the premises and install therein or remove therefrom such apparatus or equipment as may be required by Landlord for the purpose of remedying any such condition or conduct. If any such condition or conduct is not so remedied, then Landlord may, at its option, either (i) enter upon the premises and cure such condition in any manner Landlord shall deem necessary and add the cost and expense incurred by Landlord, together with all damages, including reasonable attorneys' fees sustained by Landlord to the next installment of the additional rental due and Tenant agrees to pay such amount; or (ii) treat such failure on the part of the Tenant to remedy such condition as an event of default hereunder. Tenant hereby further agrees to indemnify and save Landlord free and harmless of and from all fines, claims, demands, actions, proceedings, judgments and damages (including reasonable attorneys' fees) of any kind or nature by anyone whomsoever, arising or growing out of any breach or non-performance by Tenant of the covenants contained in this Article.

                                   ARTICLE IX
                             REPAIRS AND ALTERATIONS

          Section 9.1. Repairs to be Made by Landlord

                  Landlord, at its expense, will make, or cause to be made structural repairs to exterior walls, structural columns and structural floors which collectively enclose the premises (excluding, however, all door frames, storefronts, windows and glass); provided Tenant shall give Landlord notice of the necessity for such repairs and provided that the necessity for such repairs shall not have arisen from nor shall have been caused by the negligence or willful acts of Tenant, its agents, concessionaires, officers, employees, licensees, invitees or contractors.

          Section 9.2. Repairs to be Made by Tenant

                  All repairs to the premises or any installations, equipment or facilities therein, other than those repairs required shall be made by Landlord pursuant to Section 9.1 or Section 14.1, agents, shall be made by Tenant at its expense.(as set forth in Article XII, Landlord shall cause certain repairs and maintenance to be done, on Tenant's behalf and as Tenant's agent, for which Tenant shall remain responsible and for which Tenant shall pay, as provided in
Article XII). Without limiting the generality of the foregoing, Tenant shall keep the interior of the premises, together with all electrical, plumbing, roofing and air conditioning and other mechanical installations therein (other than items to be repaired by Landlord pursuant to Section 9.1), in good order and repair and shall make all replacements from time to time required thereto at its expense; (tenant may avail himself of any warranties that landlord may have on the installations) Tenant will not overload the electrical wiring serving the premises or within the premises, and will install at its expense, subject to the provisions of Section 9.4, any additional electrical wiring which may be required in connection with Tenant's apparatus. Any damage or injury sustained by any person because of mechanical, electrical, plumbing, roofing, air conditioning or any other equipment or installations whose maintenance and repair shall be the responsibility of Tenant, shall be paid for by Tenant, and Tenant shall indemnify and hold Landlord harmless from and against all claims, actions, damages and liability in connection therewith, including but not limited to, attorneys' and other professional fees, and any other cost which Landlord might reasonably incur. In the event that Tenant shall be in occupancy of the within premises for a term in excess of five (5) years (including any renewal options if provided for elsewhere in this lease agreement) Tenant does agree to redecorate the interior of the leased premises at least every five years of the lease term or renewal term. At landlords request should the interior of the store fall below responsible standards of acceptable cosmetic appearance.

          Section 9.3. Damage to Premises

                  Tenant shall repair promptly, at its expense, any damage to the premises, and, upon demand, shall reimburse Landlord (as additional rental) for the cost of the repair of any damage elsewhere in the retail center, caused by bringing into the premises any property for Tenant's use, or by the installation or removal of such property, regardless of fault or by whom such damage shall be caused (unless caused solely by Landlord, its agents, employees or contractors), and in default of such repairs by Tenant, at the expiration of five (5) days after notice to Tenant, Landlord may make or cause the same to be made and Tenant agrees to pay to Landlord promptly upon Landlord's demand, as additional rental, the cost thereof with interest thereon at the default rate until paid.

          Section 9.4. Alterations by Tenant

                  Tenant shall not make any alterations, renovations, improvements or other installations in, on or to the premises or any part thereof (including without limitation, any alterations of the storefront or signs, structural alterations, or any cutting or drilling into any part of the premises or any securing of any fixture, apparatus, or equipment of any kind to any part of the premises) unless and until Tenant shall have caused plans and specifications therefor to have been prepared, at Tenant's expense by an architect or other duly qualified person and shall have obtained Landlord's written approval thereof. If such approval is granted, Tenant shall cause the work described in such plans and specifications to be performed, at its expense, promptly, efficiently and competently by duly qualified or licensed persons or entities without interference with or disruption of the operations of tenants or other occupants of the retail center. All such work shall comply with all applicable laws, codes, rules, regulations and ordinances. In addition, Tenant may not disturb or tamper with Landlord's mechanical and electrical equipment that have been installed within the leasehold premises, or building complex, without first obtaining Landlord's written approval.

          Section 9.5. Changes and Additions to Center

                  Landlord reserves the right at any time and from time to time to:

                  A. Make or permit changes in or revisions to the common area, including without limitation, additions to subtractions from, rearrangements of, alterations of, modifications of or supplements to the building areas, walkways, parking areas, driveways or other common areas; and

                  B. Construct other buildings or improvements in the retail center area and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same; and

                  C. Make or permit changes or revisions to the building complex, including additions and alterations thereto; and

                  D. Convey portions of the retail center area to others for the purpose of constructing thereon other buildings or improvements, including additions thereto and alterations thereof; provided, however, that no such changes, rearrangements or other construction shall reduce the parking areas provided by Landlord below the number of parking spaces required by law to be provided for the retail center area.

          Section 9.6. Roof and Walls

                  Landlord shall have the exclusive right to use all or any part of the roof of the premises for any purpose; to erect additional stories or other structures over all or any part of the premises; to erect in connection with the construction thereof temporary scaffolds and other aids to construction on the exterior of the premises, provided that access to the premises shall not be denied; and to install, maintain, use, repair and replace within the premises, pipes, ducts, conduits, wires and all other mechanical equipment serving other parts of the retail center area, the same to be in a location within the premises as will not unreasonably deny Tenant's use thereof. Landlord may make any use it desires of the side or rear walls of the premises, provided that such use shall not encroach on the interior of the premises. Should landlords above mentioned rights damage the roof the landlord will make repairs.

          Section 9.7. Acceptance of Premises

                  After Tenant opens for business, Tenant shall have no right to cancel this lease, seek a diminution of rental, sue for damages, or assert any other contractual, legal or equitable remedy based either on a claim that Landlord failed to deliver possession in accordance with the terms of this lease or based on a claim that the size, location, layout, dimensions or construction of the building in which the premises are located or service areas (if any), sidewalks, parking or other common areas (if any) or other facilities to be furnished by Landlord, were not completed or furnished in accordance with the terms of this lease. Notwithstanding the foregoing, if after Tenant's opening for business and during the term hereof, Landlord is in default under any of its lease obligations, Tenant shall have such rights at law or equity to which it may be entitled on account of such default, except that Tenant hereby waives any right to seek a diminution of rental. Upon opening of the premises for business to the public, Tenant shall be deemed to have certified to Landlord and to the holder of any mortgage to which this lease is, or shall thereafter be, subject and subordinate, that the premises has been delivered to it in accordance with the terms of this lease, that possession thereof has been fully and completely accepted by Tenant who is then in possession of the same, and that the term of this lease and the opening for business to the public and the date for the payment of annual basic rental hereunder have all theretofore commenced and that the premises, the parking areas, and all other portions of the retail center have been completed in accordance with the requirements and terms of this lease and that there has not been any violation of any of the lease terms on the part of the Landlord. The foregoing provision shall be self-operative and no further instrument, letter or certificate shall be required by the Landlord or any such mortgagee unless either said Landlord or mortgagee shall deem same appropriate, in which event, in confirmation of the foregoing, the Tenant shall promptly execute, in writing, any instrument letter and/or certificate containing the foregoing and such other like provisions in regard to the condition of the premises, the building in which the premises are located, the retail center (and/or portions thereof), the rental(s), term and date of the opening of the premises for business to the public shall be requested by the Landlord and/or said mortgagee and Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such instrument(s), letter(s), and/or certificate(s) for and on behalf of the Tenant. Should Landlord execute any such document, Landlord agrees to provide Tenant with an exact copy of such document within ten (10) days of its execution.

                                    ARTICLE X
                                  COMMON AREAS

          Section 10.1. Use of Common Areas

                  Landlord grants to Tenant and its agents, employees and customers, a non-exclusive license to use the common areas in common with others during the term, subject to the exclusive control and management thereof at all times by Landlord and subject, further, to the rights of Landlord set forth in
Section 10.2.

          Section 10.2. Management and Operation of Common Areas

                  Landlord will operate and maintain or will cause to be operated and maintained the common areas including all parking areas in a manner deemed by Landlord to be reasonable and appropriate and in the best interest of the retail center. Landlord shall have the right (i) to establish, modify and enforce reasonable rules and regulations with respect to the common areas; (ii) to enter into, modify and terminate easement and other agreements pertaining to the use and maintenance of the parking areas and common areas; (iii) to close temporarily any or all portions of the common areas; (iv) to discourage non-customer parking; and (v) to do and perform such other acts in and to said areas and improvements as, in the exercise of good business judgment, Landlord shall determine to be advisable. Landlord agrees that it shall use its best efforts to make available to Tenant's employees convenient parking facilities in reasonable proximity to the premises.

          Section 10.3. Tenant to Share Expenses of Common Areas

                  In each rental year Tenant shall pay Landlord, as additional rental, a proportionate share of that portion of Landlord's operating costs which are allocated to retail use as set forth in Section 10.4 below which shall be computed by multiplying Landlord's operating costs allocated to retail use as set forth in Section 10.4 below for the rental year in question by a fraction, the numerator of which shall be the floor area of the premises and the denominator which shall be the total retail floor area of all leasable area in the retail center area. Such proportionate share shall be paid by Tenant in monthly installments in such amounts as are estimated and billed by Landlord in the beginning of each twelve (12) month period commencing and ending on dates designated by Landlord, each installment being due on the first day of each calendar month. Within one hundred twenty (120) days (or such additional time thereafter as is reasonable under the circumstances), after the end of each such twelve (12) month period, Landlord shall deliver to Tenant a statement of Landlord's operating costs for such twelve (12) month period and the monthly installments paid or payable shall be adjusted between Landlord and Tenant, the parties hereby' agreeing that Tenant shall pay Landlord or Landlord shall credit Tenant's account (or, if such adjustment is at the end of the term, pay Tenant), as the case may be, within thirty (30) days of receipt of such statement, such accounts as may be necessary to effect adjustment to the agreed proportionate share for such twelve (12) month period. Upon reasonable notice, Landlord shall make available for Tenant's inspection at Landlord's office, during normal business hours, Landlord's records relating to Landlord's operating costs for such preceding twelve (12) month period. Failure of Landlord to provide the statement called for hereunder within the time prescribed shall not relieve Tenant from its obligations hereunder. Landlord will bill Tenant for its share of expenses of common areas on a monthly basis as part of its rental bill and Tenant shall be obligated to pay the same on a monthly basis.

          Section 10.4. "Landlord's Operating Costs" Defined

                  A. The term "landlord's operating costs" including taxes and insurance means the costs and expenses incurred in operating and maintaining or in causing to be operated and maintained the common areas (including all parking areas) pursuant to Section 10.2, including, without limitation, all costs and expenses of operating, maintaining, repairing, lighting, signing, cleaning, painting, striping, policing, and security (if any) of the common areas (including costs of uniforms, equipment and employment taxes), alarm system (if any), insurance (including liability insurance for personal injury, death and property damage, insurance against fire, extended coverage, theft or ether casualties, worker's compensation insurance covering personnel, fidelity bonds for personnel, insurance against liability for defamation and claims of false arrest occurring in and about the common areas and plate glass insurance for glass exclusively serving the common areas); maintenance for sprinkler system serving the common areas; removal of snow, ice, trash, and debris; regulation of traffic; costs and expenses of inspecting and depreciation of machinery and equipment used in the operation and maintenance of the common areas and personal property taxes and other charges incurred in connection with such equipment; costs and expenses of repair or normal maintenance of paving, curbs, walkways, landscaping, drainage, pipes, ducts, conduits and similar items, and lighting facilities; costs and expenses of planting, replanting, and replacing flowers, shrubbery and planters; costs and expenses incurred in the rental of music program services and loudspeaker systems, including furnishing electricity therefor; costs of providing energy to heat, ventilate and air condition interior areas in which any part of the common areas are located; cost of the water services, if any, furnished by Landlord for non-exclusive use of all tenants' parcel pick-up and delivery services; vacant store window display; replacement and installation of new awnings and cleaning and maintenance of store fronts and windows; social security, unemployment and other payroll taxes; legal, accounting and other professional fees and disbursements incurred in connection with the operation and management of the common areas; charges of independent contractors performing work included within this definition of Landlord's operating costs; and administrative costs equal to fifteen percent (15%) of the total costs and expenses of operating and maintaining the common areas. Such costs and expenses shall n0t include depreciation (other than depreciation as above specified).

                  B. Landlord's operating costs shall be allocated on an equitable basis among the respective classes of retail, office, end residential occupants of See Basic Lease Provisions retail center area. For the purposes of this Article X, Landlord's operating costs shall include all amounts, costs of operation and expenditures (as hereinabove defined) which are identified as applicable and relating solely to the total leasable retail floor area in the retail center and that portion of the common areas reasonably allocable thereto, together with those items, amounts, costs, and expenditures which (if they cannot be so specifically identified) are allocated on an equitably proportionate basis to said retail floor area and common area.

                                   ARTICLE XI
                                    UTILITIES

          Section 11.1. Heating

                  The Landlord shall install the heating and air conditioning facilities and same shall be in working order, except as provided below. The Tenant shall be obligated to pay for the cost of:

                              (i)      Maintenance of the heating facilities;

                              (ii)     floating and air conditioning the
                                       premises; and

                              (iii) semi-annual cleaning of the heating and air conditioning systems.

          Section 11.2. Other Utilities

                  The Landlord will provide to the premises the facilities necessary to obtain water, electricity, telephone and sanitary sewer service or septic and all costs thereafter rendered by the various authorities shall be the sole obligation of the Tenant. Repairs to the utilities shall be Tenant's responsibility.

                                   ARTICLE XII
                             INDEMNITY AND INSURANCE

          Section 12.1. Indemnity by Tenant

                  Tenant agrees to indemnify and save Landlord and Landlord's agents harmless of and from all losses, costs, liabilities, claims, damages and expenses, including reasonable attorneys' fees, penalties and fines, incurred in connection with or arising from (i) any default by Tenant in the observance or performance of any of the terms, covenants, or conditions of this lease on Tenant's part to be observed or performed, or (ii) the use, occupancy, control or management, or manner of use, occupancy, control or management of the premises by Tenant or any person claiming through or under Tenant, or (iii) any acts, omissions or negligence of Tenant or contractors, agents, servants, employees, of Tenant or any such person, in or about the premises or the building complex or the retail center either prior to, during, or after the expiration of, the term including any acts, omissions or negligence in the making or performing of any improvements.

          Section 12.2. Indemnity Payments by Tenant

                  Tenant shall pay to Landlord, as additional rental, within ten
(10) days next following receipt by Tenant of bills or statements therefor, sums equal to all losses, costs, liabilities, claims, damages and expenses referred to in Section 12.1 Tenant's obligations under this Article shall survive the termination of the term.

          Section 12.3. Landlord Not Responsible for Acts of Others

                  Landlord shall not by responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage which may he occasioned by or through the acts or omissions of persons occupying apace adjoining the premises or any part of the premises adjacent to or connecting with the premises or any other part of the retail center, or otherwise, or for any loss or damage incurred by Tenant, or those claiming by, through or under Tenant or its or their property, from the breaking, bursting, stoppage or leaking of electrical cable and wires, water, gas, sewer or steam pipes. To the maximum extent permitted by law, Tenant agrees to use and occupy the premises, and to use such other portions of the common areas and retail center as Tenant is herein given the right to use, at Tenant's own risk.

          Section 12.4. Tenant's Insurance

                  At all times after the execution of this lease, Tenant shall take out and keep in force, at its expense:

                  A. Public liability insurance, including insurance against assumed or contractual liability with respect to the premises, to afford protection to the limit, for each occurrence, of not less than one million dollars ($1,000,000) with respect to personal injury or death, and five hundred thousand dollars ($500,000) with respect to property damages; and

                  B. All-risk casualty insurance, written at replacement cost value and with replacement cost endorsement, covering all of Tenant's personal property in the premises (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this lease) and all leasehold improvements installed in the premises by Tenant; and

                  C. If and to the extent required by law, worker's compensation or similar insurance in form and amounts required by law.

          Section 12.5. Tenant's Contractor's Insurance

                  Tenant shall require any contractor of Tenant performing work on the premises to take out and keep in force, at no expense to Landlord:

                  A. Comprehensive general liability insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection to the limit, of each occurrence, with respect to property damage; and

                  B. Worker's compensation or similar insurance if form and amounts required by law.

          Section 12.6. Policy Requirements

                  The company or companies writing any insurance which Tenant is required to take out and maintain or cause to be taken out or maintained pursuant to Sections 13.4 and 13.5 as well as the form of such insurance shall at all times be subject to Landlord's approval and any such company or companies shall be licensed to do business in New Jersey. Each policy evidencing such insurance shall name Landlord or its designee as additional insured and shall also contain a provision by which the insurer agrees that such policy shall not be cancelled except after thirty (30) days written notice to Landlord or its designee. Each such policy, or a certificate thereof, shall be deposited with Landlord by Tenant promptly upon commencement of Tenant's obligation to procure the same. If Tenant shall fail to perform any of its obligations under Sections 12.4, 12.5 or 12.6, Landlord may perform the same and the cost of same shall be deemed additional rental and shall be payable by Tenant upon Landlord's demand.

          Section 12.7. Landlord's Insurance

                  A. Tenant shall pay to Landlord during each rental year or partial rental year its prorated share of the total fire, extended coverage and public liability insurance premiums charged to Landlord for insuring the building complex, and any improvements thereon, for any such year. For any partial lease year of the term hereof, such amount shall be further prorated on a time basis. Tenant's prorated share shall mean a fractional portion of said total insurance premiums, the numerator of which shall be the floor area of the premises and the denominator of which shall be the floor area of all leasable area of the building complex. Payment hereunder shall be made within thirty (30) days after receipt of a written statement from Landlord setting forth the amount of such share of insurance premiums together with reasonable proof of payment thereof by Landlord. Said are payable as and constitute additional rental. The Tenants' annual insurance contribution will be collected on a monthly basis but will be divided by Ten (10) in order to allow for the insurance company's advance collection of premiums. Tenants' excess contributions to annual insurance, if any, will be credited at the end of the term. If Tenants' contribution of insurance have not fully paid its proportionate share, the amount so due and owing shall be paid by the Tenant to the Landlord at the end of the term.

                  B. Tenant shall not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the premises which shall contravene Landlord's policies of hazard or liability insurance or which will prevent Landlord from procuring such policies of companies acceptable to Landlord. If anything done, omitted to be done or suffered by Tenant to be kept in, upon or about the premises shall cause the rate of fire or other insurance on the premises or the building complex or on other property of Landlord or of others within the retail center to be increased beyond the minimum rate from time to time applicable to the premises or the building complex, or to any such property for the use or uses made thereof, Tenant shall pay, as additional rental, the amount of any such increase upon Landlord's demand, notwithstanding that what is done or kept by Tenant is otherwise permitted under this lease.

          Section 12.8. Waiver of Right of Recovery

                  Neither party shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for loss or damage to any building, structure or other tangible property, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees; provided, however, that if, by reason of the foregoing waiver, either party shall be unable to obtain any such insurance without the payment of an additional premium therefor, then, unless the party claiming the benefit of such waiver shall agree to pay the party seeking to obtain insurance for the cost of such additional premium, within thirty (30) days after notice by such party setting forth such requirements and the amount of the additional premium, such waiver shall be of no force and effect between the parties.

                                  ARTICLE XIII
                             DAMAGE AND DESTRUCTION

          Section 13.1. Landlord's Obligation to Repair and Reconstruct

                  If the premises shall be damaged by fire,, the elements, accident or other casualty (any of such causes being referred to herein as a "casualty"), provided not caused by or attributable to any act or omission of Tenant, its servants, employees, agents, invitees, and the like, but the premises shall not be thereby rendered wholly or partially untenantable, Landlord shall promptly cause such damage to be repaired and there shall be no abatement of rental or additional rental. If, as the result of casualty, the premises shall be rendered wholly or partially untenantable, then, subject to the provisions of Section 13.2, Landlord shall cause such damage to be repaired and all rental (other than additional rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be abated proportionately to the portion of the premises rendered untenantable, during the period of such untenantability. All such repairs shall be made at the expense of the Landlord. Landlord shall not be liable for interruption to Tenant's business or for damage to or replacement or repair of Tenant's personal property (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this lease) or to any leasehold improvements installed in the premises by Tenant or otherwise, all of which damage, replacement or repair shall be undertaken and completed by Tenant promptly.

          Section 13.2. Landlord's Option to Terminate Lease

                  If the premises are (i) rendered wholly untenantable, or (ii) damaged as a result of any cause which is not covered by Landlord's insurance, or (iii) damaged or destroyed on whole or in part during the last three years of the term, or if the building complex or the entire retail center is damaged to the extent of thirty percent (30%) or more of the respective floor areas thereof, then, in any of such events, Landlord may elect to terminate this lease by giving to Tenant notice of such election within ninety (90) days after the occurrence of such event. If such notice is given, the rights and obligations of the parties shall cease as of the date of such notice, and rental (other than any additional rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

          Section 13.3. Demolition of Building Complex

                  If the building complex shall be so substantially damaged that it is reasonably necessary, in Landlord's judgment, to demolish such building complex for the purpose of reconstruction, Landlord may demolish the same in which event the rental shall be abated to the same extent as if the premises were rendered untenantable by a casualty.

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                                   ARTICLE XIV
                                  CONDEMNATION

          Section 14.1. Effect of Taking

                  If the whole or any part of the premises shall be taken under the power of eminent domain, this lease shall terminate as to the part so taken on the date Tenant is required to yield possession thereof to the condemning authority. Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition and all rental (other than any additional rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be reduced proportionately to the portion of the premises so taken. If the loss of the portion of the premises so taken substantially impairs the usefulness of the remainder of the premises for the permitted use, either party may terminate this lease as of the date when Tenant is required to yield possession by giving notice to that effect within thirty (30) days after such date. If twenty percent (20%) or more of the floor area in the retail center is taken as aforesaid, or if parking spaces in the retail center are reduced below the number required by law, and Landlord does not deem it reasonably feasible to replace such parking spaces with other parking spaces on the portion of the retail center area not taken, then Landlord may elect to terminate this lease as of the date on which possession thereof is required to be yielded to the condemning authority, by giving notice of such election within ninety (90) days after such date. If any notice of termination is given pursuant to this Section, this lease and the rights and obligations of the parties hereunder shall cease as of the date such notice, and rental (other than any additional rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of such date.

          Section 14.2. Condemnation Awards

                  All compensation awarded, for any taking of the premises or the retail center area or any interest in either (including, without limitation, the value of the unexpired portion of the term) shall belong to and be the property of Landlord, Tenant hereby assigning to Landlord all rights with respect thereto; provided, however, nothing contained herein shall prevent Tenant from applying for reimbursement from the condemning authority (if permitted by law) for moving expenses, or the expense of removal of Tenant's trade fixtures, but if, and only if, such action shall not reduce the amount of the award or other compensation otherwise recoverable from the condemning authority by Landlord or the owner of the fee simple estate in the retail center area.

                                   ARTICLE XV
                            ASSIGNMENT AND SUBLETTING

          Section 15.1. Landlord's Consent Required

                  A. Tenant shall not assign this lease, in whole or in part, nor sublet all or any part of the premises, nor license concessions or lease departments therein, without first obtaining the written consent of Landlord. This prohibition includes any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure, or an assignment, subletting to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or other proceedings. Consent by Landlord to any assignment or subletting shall not constitute a waiver of any obligation of the Tenant to Landlord (it being understood that Tenant shall remain liable not withstanding any assignment or subletting) nor shall consent by the Landlord constitute a waiver of the requirement for such consent to any subsequent assignment or subletting, provided that such consent shall not be unreasonably withheld.

                  B. If this lease is assigned to any person or entity pursuant to the provisions of the bankruptcy code, 11 U.S.C. 101 et seq. (the "bankruptcy code"), any and all moneys or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord and shall be and remain the exclusive property of Landlord or of the estate of Landlord within the meaning of the Bankruptcy Code. Any and all moneys or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

          Section 15.2. Acceptance of Rent from Transferee

                  The acceptance by Landlord of the payment of rental following any assignment or other transfer prohibited by this Article shall not be deemed to be a consent by Landlord to any such assignment or the transfer nor shall the same be deemed to be a waiver of any right or remedy of Landlord hereunder.

          Section 15.3. Subletting or Assignment at Higher Rental

                  In the event that Landlord consents to a subletting of the premises, or an assignment of this lease by Tenant, Landlord shall be entitled to recapture and receive payment from Tenant of any profit realized by Tenant from assignment of the lease or subletting of the premises at a rent greater than the rental reserved hereunder. Tenant shall pay any such profit to Landlord promptly upon its receipt by Tenant, whether it is received in monthly or other periodic payments or in a lump sum. For purposes of this Section "profit" shall refer to the difference between: (i) all payments made by a subtenant or assignee to Tenant as rental or otherwise under or in connection with said assignment or sublease; and (ii) the costs and expenses paid by Tenant in connection with said assignment or sublease including annual basic rental and additional rental payable hereunder with respect to the assigned or sublet space and the reasonable brokerage, legal and alteration expenses, if any, incurred in connection with said assignment or sublease. Promptly after the commencement of any such assignment or sublease Tenant shall deliver to Landlord a statement of the expenses incurred in connection with the assignment or subletting and payments of the profit in connection therewith shall be made monthly as additional rental hereunder.

                                   ARTICLE XVI
                                     DEFAULT

          Section 16.1. "Event of Default" Defined

                  Any one or more of the following events shall constitute an "event of default":

                  A. The sale of Tenant's interest in the premises under attachment, execution or similar legal process; or

                  B. The filing of any petition in bankruptcy or insolvency by Tenant, or any guarantor of Tenant's obligations hereunder, or the reorganization of Tenant or any such guarantor with its creditors, whether pursuant to the federal Bankruptcy Act or any similar federal or state proceeding, unless such petition is filed by a party other than Tenant or any such guarantor and is withdrawn or dismissed within thirty (30) days after the date of its filing; or

                  C. The admission, in writing, by Tenant or any such guarantor of its inability to pay its debts when due; or

                  D. The appointment of a receiver or trustee for the business or property of Tenant, or any such guarantor, unless such appointment shall be vacated within ten (10) days of its entry; or

                  E. The making by Tenant, or any such guarantor, of an assignment for the benefit of its creditors; or

                  F. The failure of Tenant to pay any rental, additional rental, or other sum of money when due hereunder. All such sums of money which are not paid within ten (10) days of the due date thereof, shall bear penalty at the rate of ten percent (10%) per month.

                  G. The failure of Tenant either to continuously operate and use the premises as required (unless beyond the tenants control) in Section 4.1 or to maintain the minimum operating hours required in Section 4.4; or

                  H. Default by Tenant in the performance or observance of any covenant or agreement of this lease (other than a default involving the payment of money), which default is not cured within ten (10) days after the giving of notice thereof by Landlord, unless such default is of such nature that it cannot be cured within such ten (10) period, in which case no event of default shall occur so long as Tenant shall commence the curing of the default within such ten
(10) day period and shall thereafter diligently prosecute the curing of same.

                  I. Tenant shall not at any time during the term hereof permit its net worth, determined in accordance with generally accepted accounting principles consistently applied, to be less than one year's annual basic rental. If Tenant shall default in the payment of any installment of rental hereunder, Tenant shall deliver to Landlord within five (5) business days after demand a balance sheet of Tenant as of a date not more than thirty (30) days prior to the first day of the month during which said installment of rental was due hereunder, certified by Tenant's President or Chief Financial Officer to present fairly the financial position of Tenant as of the date of such balance sheet. If Tenant fails to deliver its balance sheet in accordance with the provisions of the preceding sentence, Tenant shall be conclusively deemed to be in default under the first sentence of this subparagraph. The obligations of Tenant under this subparagraph are a material obligation of Tenant's tenancy under this lease.

          Section 16.2. Remedies

                  A. Upon the occurrence of an event of default, Landlord, without notice to Tenant in any instance (except where expressly provided for below) may do any one or more of the following:

                              (i) Landlord may sell at public or private sale
all or any part of the goods, chattels, fixtures and other personal property belonging to Tenant which are or may be put into the premises during the term, whether exempt or not from sale under execution or attachment (it being agreed that said property shall at all times be bound with a lien in favor of Landlord and shall be chargeable for the payment of all rental and for the fulfillment of the other covenants and agreements herein contained) and apply the proceeds of such sale, first, to the payment of all costs and expenses of conducting the sale or caring for or storing paid property, including the payment of all legal and other professional fees and disbursements; second, to the payment of any indebtedness, including (without limitation) indebtedness for rental, which may be or may become due from Tenant to Landlord; and third, to the payment to Tenant, on demand, in writing, of any surplus remaining after all indebtedness of Tenant to Landlord has been fully paid.

                              (ii) Landlord may perform, on behalf and at the
expense of Tenant, any obligation of Tenant under this lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance by Landlord, together with interest thereon at the default rate from the date of such expenditure, shall be deemed additional rental and shall be payable by Tenant to Landlord upon demand.

                              (iii) Landlord may elect to terminate this lease
and the tenancy created hereby
by giving ten (10) days notice of such election to Tenant, and/or may re-enter the premises, by summary proceedings or otherwise, and may remove Tenant and all other persons and property from the premises, and may store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant without resort to legal process and without Landlord being deemed guilty of trespass or conversion or becoming liable for any loss or damage occasioned thereby.

                              (iv) If Tenant shall default (i) in the payment of
any rental, or additional rental, and any such default shall continue or be repeated for two (2) consecutive months, or for a total of four (4) months in any period of twelve (12) months, or (ii) in the performance of any other covenant of this lease more than six (6) times in the aggregate, in any period of twelve (12) months then, notwithstanding that such defaults have been cured (within any period after notice if applicable, as above provided), any further similar default shall be deemed deliberate and an immediate event of default and Landlord may thereafter serve a three (3) day notice of termination without offering Tenant an opportunity to cure such default.

                              (v) Landlord may exercise any other legal or
equitable right or remedy which it may have.

                  B. Anything in this lease agreement to the contrary notwithstanding, at Landlord's option, Tenant shall pay as a "late charge" and not as a penalty ten percent (10%) per month of any installment of fixed annual rent and additional rent paid more than seven (7) days after the due date thereof, to cover the extra expense involved in handling delinquent payments. Each month the payment is not submitted in a timely manner, an additional Late Charge shall be assessed.

                  C. Should Tenant pay rent later than seven (7) days after the due date more than twice within a six (6) month period or more than four times within a Lease Year, then Tenant will be considered an "habitual late payer".

                  If Tenant defaults in the performance of any of its obligations hereunder, or if Tenant shall be an habitual late payer, or if Tenant fails to perform or observe any of the provisions required by it to be performed or observed by Tenant under any other agreement relating to the Demised Premises, then Landlord may at its option terminate this Lease upon giving ten (10) days notice of termination to Tenant, in which event neither Tenant nor any person claiming through or under the Tenant shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises.

          Section 16.3. Bankruptcy

                  A. In the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, or in any bankruptcy court or Division, Landlord's right to terminate this lease shall be subject to the rights of the trustee in bankruptcy to assume or assign this lease. To the extent permitted or allowed by law, the trustee shall not have the right to assume or assign this lease until the trustee (i) promptly cures all defaults under the lease, (ii) promptly compensates Landlord for monetary damages incurred as a result of such default, and (iii) provides "adequate assurance of future performance" which shall mean (in addition to any other statutory requirements) that all of the following have been satisfied; (i) in addition to rental payable under the lease, the trustee shall establish with Landlord a security deposit equal to three (3) months' annual basic rental; (ii) maintain said security deposit in said amount whenever it is drawn upon by Landlord; (iii) trustee must agree that Tenant's business shall be conducted in a first class manner; (iv) the use of the premises shall not change. If all of the foregoing are not satisfied, Tenant shall be deemed not to have provided Landlord with adequate assurance of future performance of this lease.

                  B. In addition, if Tenant becomes the subject debtor under the Bankruptcy Code or in any bankruptcy court or Division, any person or entity to which this lease is assigned pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq., shall be deemed without further act or deed to have assumed all of the obligations arising under this lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.

          Section 16.4. Damages

                  A. If this lease is terminated by Landlord pursuant to Section 16.2C, Tenant nevertheless shall remain liable for any rental and damages which may be due or sustained prior to such termination, and all reasonable costs, fees and expenses incurred by Landlord in pursuit of its remedies hereunder, or in renting the premises to others from time to time (all such rental, damages, costs, fees and expenses being referred to herein as "termination damages") and additional damages (the "liquidated damages") equal to the rental which, but for termination of this lease, would have become due during the remainder of the term, less the amount of rental, if any, which Landlord may receive during such period from others to whom the premises may be rented (other than any additional rental received by Landlord as a result of any failure of such other person to perform any of its obligations to Landlord).

                  B. Termination damages shall be due and payable immediately upon demand by Landlord following any termination of this lease pursuant to
Section 16.2C. Liquidated damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following termination of the lease and continuing until the date on which the term would have expired but for such termination. Any suit or action brought to collect any liquidated damages for any month shall not, in any manner, prejudice the right of Landlord to collect any liquidated damages for any subsequent month by a similar proceeding.

                  C. If this lease is terminated pursuant to Section 16.2 C, Landlord may relet the premises, or any part thereof, alone or together with other premises, for such term or terms (which may be greater or less than the period which otherwise would have constituted the balance of the term) and on such terms and conditions (which may include rent concessions, or free rent and alterations of the premises) as Landlord, in its uncontrolled discretion, may determine but Landlord shall not be liable for, nor shall Tenant's obligations hereunder, be diminished by reason of, any failure by Landlord to relet, or to attempt to relet, the premises or any failure of Landlord to collect any rent due upon such reletting.

                  D. Whether or not Landlord shall have collected any monthly deficiencies as aforesaid, Landlord shall, at its sole option, be entitled to recover from Tenant, and Tenant shall pay Landlord, on demand, as and for total liquidated and agreed final damages, a sum equal to the amount by which the rental payable hereunder for the period which otherwise would have constituted the unexpired portion of the term (conclusively presuming the annual basic rental to be the amount arrived at pursuant to the calculation set forth in section 16.4 A above) exceeds the then fair and reasonable rental value of the premises for the same period, both discounted to present worth at the rate of 10% per annum. If, before presentation of proof of such total liquidated damages to any court, commission or tribunal, the premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the term, or any part thereof, the amount of rental upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the premises so relet during the term of the reletting.

                                  ARTICLE XVII
                     SUBORDINATION, ATTORNMENT AND FINANCING

          Section 17.1. Subordination

                  A. Unless a mortgagee (as hereinafter defined) shall otherwise elect, as provided in Section 17.2, Tenant's rights under this lease are and shall remain subject and subordinate to the operation and effect of:

                              (i) Any lease of land only, or of land and
buildings, in a sale-leaseback transaction involving the premises; or

                              (ii) Any mortgage, deed of trust or other security
constituting a lien upon the premises, whether the same shall be in existence on the date hereof or created hereafter, any such lease, mortgage, deed of trust or other security instrument being referred to herein as a "mortgage" and the party or parties having the benefit of the same, whether as lessor, mortgagee, trustee or note holder, being referred to herein as a "mortgagee". Tenant's knowledge of and agreement to subordination provided for in this Section is self-operative and no further instrument of subordination shall be required; however, Tenant shall execute such further assurances thereof as shall be required or as may be requested, from time to time, by Landlord or a mortgagee.

                  B. In the event that a bona fide institutional lender shall request reasonable modifications in this lease, as a condition of providing Landlord with financing for the construction of any alterations or improvements of the premises, building complex or retail center area, then Tenant shall not unreasonably withhold or delay its written consent to such modifications provided that same do not increase the obligations of Tenant hereunder or materially adversely effect either the leasehold interest hereby created or Tenant's use and enjoyment of the premises.

          Section 17.2. Mortgagee's Unilateral Subordination

                  If a mortgagee shall so elect by notice to Tenant or by the recording of a unilateral declaration of subordination, this lease and Tenant's rights hereunder shall be superior and prior in right to the mortgage of which such mortgagee has the benefits with the same force and effect as if this lease had been executed, delivered and recorded prior to the execution, delivery and recording of such mortgage, subject, nevertheless, to such conditions as may be set forth in any such notice of declaration.

          Section 17.3. Attornment

                  If any person shall succeed to all or part of Landlord's interest in the premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, and if so requested or required by such successor in interest and shall execute such agreement in confirmation of such attornment as such successor in interest shall reasonably request.

                                  ARTICLE XVIII
                                     NOTICES

          Section 18.1. Sending of Notices

                  Any notice, request, demand, approval or consent given, or required to be given, under this lease shall be in writing and shall be deemed to have been given on the third (3rd) day following the day on which the same shall have been mailed by United States registered or certified mail, return receipt requested, with all postal charges prepaid, and shall be addressed, if intended for Landlord, to See Basic Lease Provisions, c/o Hofing Management, P.O. Box 77061, West Trenton, New Jersey 08628 or, if intended for the Tenant, to Tenant, at the Tenant Notice Address. Either party may, at any time, change its address for the above purposes by sending a notice to the other party stating the change of and setting forth the new address.

          Section 18.2. Notice to Mortgagees

                  If any mortgagee shall notify Tenant that it is the holder of a mortgage affecting the premises, no notice, request or demand thereafter sent by Tenant to Landlord shall be effective unless and until a copy of the same shall also be sent to such mortgagee in the manner prescribed in Section 19.1 and to such address as such mortgagee shall designate.

                                   ARTICLE XIX
                                  MISCELLANEOUS

          Section 19.1. Estoppel Certificates

                  At any time, and from time to time, within ten (10) days after Landlord shall request the same, Tenant shall execute, acknowledge and deliver to Landlord and to such mortgagee or other party as may be designated by Landlord, a certificate in the form attached hereto as Exhibit "A", with respect to the matters set forth in Schedule A, and such other matters relating to this lease or the status of performance of obligations of the parties hereunder as may be reasonably requested by Landlord. In the event that Tenant fails to provide such certificate submitted to Tenant by Landlord and Landlord is hereby authorized to so certify.

          Section 19.2. Inspections by Landlord

                  Tenant shall permit Landlord, its agents, employees and contractors to enter all parts of the premises during Tenant's business hours to inspect the same and to enforce or carry out any provisions of this lease.

          Section 19.3. Memorandum of Lease

                  The parties hereby agree that, upon the request of either party, each shall execute, acknowledge and deliver a short form of memorandum of this lease in recordable form. Recording, filing and like charges and any charge for recording or for transfer or other tax shall be paid by the party requesting execution of the same.

          Section 19.4. Waiver of Jury Trial and Counterclaim

                  The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant created hereby, the use or occupancy of the premises or any claim for injury or damage. Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings. In addition, Tenant expressly waives any and all rights of redemption granted by or under any present or future laws in the event Tenant shall be evicted or dispossessed from the premises for any cause, or Landlord re-enters the premises, following the occurrence of an event of default hereunder, or this lease is terminated before the expiration date originally fixed herein.

          Section 19.5. Remedies Cumulative

                  No reference to any specific right or remedy shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled at law or in equity. No failure by Landlord to insist upon strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a present or future waiver of any such breach, agreement, term, covenant or condition. No waiver by Landlord of any breach by Tenant under this lease, or of any breach by any other tenant under any other lease of any portion of' the retail center, shall affect or alter this lease in any way whatsoever, nor shall constitute a waiver for the future of any such breach or any provision hereof.

          Section 19.6. Successors and Assigns

                  This lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment of this lease by Tenant has been consented to by Landlord. Upon any sale or other transfer by Landlord of its interest in the premises, Landlord shall be relieved of all obligations under this lease occurring thereafter.

          Section 19.7. Compliance with Laws and Regulations

                  Tenant, at its sole cost and expense, shall comply with and shall cause the premises to comply with (i) all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations and ordinances affecting the premises, or any part thereof, or the use thereof, including those which require the making of any structural, unforeseen or extraordinary changes, whether or not any such statutes, laws, rules, orders, regulations or ordinances which may hereafter be enacted involve a change of policy on the part of the governmental body enacting the same; and (ii) all rules, orders and regulations of the National Board of Fire Underwriters of Landlord's fire insurance rating organization or other bodies exercising similar functions in connection with the prevention of fire or the correction of hazardous conditions which apply to the premises. Notwithstanding the foregoing, any structural changes shall be the responsibility of the Landlord.

          Section 19.8. Captions and Headings

                  The table of contents and the Article and Section captions and headings are for convenience of reference only and in no way shall be used to construe or modify the provisions set forth in this lease.

          Section 19.9. Joint and Several Liability

                  If two or more individuals, corporations, partnerships or other business associations (or any combination of the two or more thereof) shall sign this lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay rent and perform all other obligations hereunder, shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue of statute or federal law, subject to personal liability, the liability of each such member shall be joint and several.

          Section 19.10. No Discrimination

                  It is intended that the retail center shall be developed so that all prospective tenants thereof, and all customers, employees, licensees and invitees of all tenants shall have the opportunity to obtain all the goods, services, accommodations, advantages, facilities and privileges of the retail center without discrimination because of race, creed, color, sex, age national origin or ancestry. To that end, Tenant shall not discriminate in the conduct and operation of its business in the premises against any person or group of persons because of the race, creed, color, sex, age, national origin, or ancestry of such person or group of persons.

          Section 19.11. No Joint Venture

                  Any intention to create a joint venture or partnership relation between the parties herein is hereby expressly disclaimed. The provisions of this lease in regard to the payment by Tenant and the acceptance by Landlord of a percentage of gross sales of Tenant and others is a reservation of rent by Landlord for the use of the premises by Tenant.

          Section 19.12. No Option

                  The submission of this lease for examination does not constitute a reservation of or option to lease the premises, and this lease shall become effective only upon execution and delivery thereof by both parties.

          Section 19.13. No Modification

                  This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof; all negotiations, considerations and representations between the parties have been incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this lease. Acceptance of, or acquiescence in, a course or performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this lease. No representations, understandings, or agreements have been made or relied upon in the making of this lease other than those specifically set forth herein. This lease can be modified only by a writing signed by the party against whom the modification is enforceable.

          Section 19.14. Severability

                  If any term or provision, or any portion thereof, of this lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

          Section 19.15. Third Party Beneficiary

                  Nothing contained in this lease shall be construed so as to confer upon any other party the rights of a third party beneficiary except rights contained herein for the benefit of a mortgagee.

          Section 19.16. Corporate Tenants

                  In the event Tenant is a corporation, the persons executing this lease on behalf of Tenant hereby covenant and warrant that: Tenant is a duly constituted corporation qualified to do business in New Jersey, all Tenant's franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws shall be filed by Tenant when due; and such persons are duly authorized by the board of directors of such corporation to execute and deliver this lease on behalf of the corporation. (Tenant to furnish Landlord with a resolution authorizing execution of the within lease.)

          Section 19.17. Applicable Law

                  This lease and the rights and obligations of the parties hereunder shall be construed in accordance with the internal laws of the state of New Jersey applicable to leases made and to be performed in the state of New Jersey without regard to principles of conflicts of law.

          Section 19.18. Construction of Lease

                  A. This lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted.

                  B. Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

                  C. The rule of "ejusdem generis" shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

          Section 19.19. Performance of Landlord's Obligations by Mortgagee

                  Tenant shall accept performance of any of Landlord's obligations hereunder by any mortgagee.

          Section 19.20. Limitation of Liability

                  In connection with the provisions of this lease and the obligations and covenants of Landlord herein set forth, if Landlord or any successor in interest be an individual, joint venture, tenancy-in-common, partnership, unincorporated association or other unincorporated aggregate of individuals (all of which are referred to below, individually and collectively, as an "unincorporated landlord"), then anything elsewhere to the contrary notwithstanding, unincorporated landlord in the premises, building complex and retail center area for the satisfaction of Tenant's remedies, for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this lease to be observed and/or performed by Landlord, and no other property or assets of such unincorporated landlord, or any general or limited partner thereof, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

                  (Optional Paragraphs To Be Used)

          Section 19.21. Lessee's Franchisor Required Statements. Anything contained in this lease to the contrary not withstanding, upon Landlord's prior written consent, which may be granted or withheld for any or no reason, this lease and the right, title and interest of the Tenant thereunder, may be assigned by the Tenant to See Basic Lease Provisions (Tenant's Franchisor), or its designee, provided that said See Basic Lease Provisions shall execute such documents evidencing its agreement to thereafter keep and perform, or cause to be kept and performed, all of the obligations of the Tenant arising under his lease from and after the time of such assignment and Tenant shall remain fully liable for all obligations under this lease.

          Section 19.22. Additional Notice. Landlord shall give written notice to See Basic Lease Provisions (Name of Tenant's Franchisor) concurrently with the giving of such notice to Tenant, of any default, by Tenant under the lease and See Basic Lease Provisions shall have, after the expiration of the period during which the Tenant may cure such default, an additional five (5) days to cure, at its sole option, any such default. Mailing address: See Basic Lease Provisions.

          Section 19.23. Additional Terms

                  The expressed intent of the parties as set forth in Sections
6.1 Taxes, 10.3 Tenant to Share Expenses of Common Area and 12.7 Landlord's Insurance is that Tenant will be responsible only for its prorated share of the entire premises based upon their percentage of occupancy.

                  (Optional Paragraphs to be Used)

          Section 19.24. Landlord's Approval

                  Whenever this lease requires Landlord's consent or approval, Landlord will not withhold its approval or consent unreasonably or in bad faith, and Landlord will not unreasonably delay its response to Tenant's request for its approval or consent. Landlord will be deemed to have given its consent or approval to any request made by Tenant if Landlord does not respond to Tenant in writing within ten (10) days after Landlord's receipt of the request. If Landlord withholds its consent or approval; its response will explain its reason for doing so.

          Section 19.25. Exclusive Agreement

                  Landlord agrees that Tenant shall be the only tenant in the shopping center allowed to See Exhibit "G" of any kind and Landlord shall not lease to any other tenant nor allow a tenant to sublease to anyone performing such services. This shall also apply to any future leases of space which is within 1000 feet of the boundary of this shopping center if said space has ownership by any stockholder, officer, partner, or proprietary interest of Landlord.

          Section 19.26. Submission of Lease to Tenant

                  THE SUBMISSION BY LANDLORD TO TENANT OF THIS LEASE SHALL HAVE NO BINDING FORCE OR EFFECT, SHALL NOT CONSTITUTE AN OPTION FOR THE LEASING OF THE PREMISES, NOR CONFER ANY RIGHTS OR IMPOSE ANY OBLIGATIONS UPON' EITHER PARTY UNTIL THE EXECUTION THEREOF BY LANDLORD AND THE DELIVERY OF AN EXECUTED ORIGINAL COPY THEREOF TO TENANT OR ITS REPRESENTATIVES.

                                   ARTICLE XX
             TENANT'S RESPONSIBILITY REGARDING HAZARDOUS SUBSTANCES

          Section 20.1. Hazardous Substances

                  The term "Hazardous Substances," as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBS), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

          Section 20.2. Tenant's Restrictions

                  A. Tenant shall not cause or permit to occur:

                              (i) Any violation of any federal, state, or local
law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Premises, or arising from Tenant's use or occupancy of the Premises, including, but not limited to, soil and ground water conditions; or

                              (ii) The use, generation, release, manufacture,
refining, production, processing, storage, or disposal of any Hazardous Substance on, under, or about the Premises, or the transportation to or from the Premises of any Hazardous Substance, except as specifically disclosed on Schedule A to this Lease.

          Section 20.3. Environmental Clean-up

                  A. Tenant shall, at Tenant's own expense, comply with all laws regulating-the use, generation, storage, transportation, or disposal of Hazardous Substances ("Laws").

                  B. Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

                  C. Should any Authority or any third party demand that a cleanup plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plant and all related bonds and other financial assurances; and Tenant shall carry out all such cleanup plans.

                  D. Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is requested by Owner. If Tenant fails to fulfill any duty imposed under this Section (20.3) within a reasonable time, Owner may do so; and in such case, Tenant shall cooperate with Owner in order to prepare all documents Owner deems necessary or appropriate to determine the applicability of the Laws to the Premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon Owner's request. No such action by Owner and no attempt made by Owner to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Section (20.3).

          Section 20.4. Tenant's Indemnity

                  A. Tenant shall indemnify, defend, and hold harmless Owner, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, or from Tenant's failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws.

                  B. Tenant's obligations and liabilities under this Section (20.4) shall survive the expiration of this Lease.

                                   ARTICLE XXI
                  OWNER'S RIGHT TO PERFORM BUILDING RENOVATIONS

                  A. Tenant understands and agrees that Owner may, at any time or from time to time during the term of this Lease, perform substantial renovation work in and to the Building or the mechanical systems serving the Building (which work may include, but need not be limited to, the repair or replacement of the building's exterior facade, exterior window glass, elevators, electrical systems, air conditioning and ventilating systems, plumbing systems, common hallways, or lobby), any of which work may require access to the same from within the premises.

                  B. Tenant agrees that:

                              (i) Owner shall have access to the premises at all
reasonable times, upon reasonable notice, for the purpose of performing such work, and

                              (ii) Owner shall incur no liability to Tenant, nor
shall Tenant be entitled to any abatement of rent on account of any noise, vibration, or other disturbance of Tenant's business at the Premises (provided that Tenant is not denied access to said Premises) which shall arise out of said access by Owner or by the performance by Owner of the aforesaid renovations at the building.

                  C. Owner shall use reasonable effort (which shall not include any obligation to employ labor at overtime rates or payment to any subcontractor in excess of those sums originally agreed upon for normal working hour provisions or materials ordered) to avoid disruption of Tenant's business during any such entry upon the Premises by Owner.

                  D. It is expressly understood and agreed by and between Owner and Tenant that if Tenant shall commence any action or proceeding seeking injunctive, declaratory, or monetary relief in connection with the rights reserved to Owner under this provision, or if Owner shall commence any action or proceeding to obtain access to the Premises in accordance with this provision, and if Owner shall prevail in any such action, then Tenant shall pay to Owner, as additional rent under this Lease, a sum equal to all legal fees, costs, and disbursements incurred by Owner in any way related to or arising out of such action or proceeding.

                                  ARTICLE XXII
                  CONSTRUCTION AND FINANCING OF LEASED PREMISES

                  A. In the event this Lease is on property that is to be constructed, Landlord shall, at its own cost and expense, construct the Leased Premises in accordance with plans and specifications prepared by Landlord, incorporating in such construction all items of work described in "Exhibit C" (annexed hereto and made a part hereof).

                  B. If Landlord's construction work, as specified in "Exhibit C" or in "Addendum C", is not substantially underway on or before See Basic Lease Provision either Landlord or Tenant may elect to terminate this Lease by giving the other written notice within sixty (60) days of said date. Failure to give such notice shall constitute a waiver of the right to so terminate. In the event of such termination, this Lease shall become null and void with neither party having any further liability to the other.

                  C. Landlord shall not be obligated to proceed with the construction of the Shopping Center or the Leased Premises unless and until financing acceptable to Landlord is obtained. Should such financing not be obtained within eighteen (18) months after execution of this Lease, Landlord shall have the right at any time during and after said period to cancel this Lease. If Landlord can obtain financing only upon the basis of modifications of the terms of this Lease, Landlord shall have the right to caned this Lease if Tenant refused to approve in writing any such modifications within fifteen (15) days after Landlord's request therefor, which request may not be made after delivery of possession. If Landlord's right to cancel is exercised as herein provided, this Lease shall thereafter be null and void, any money or security deposited hereunder shall be returned to Tenant, and neither party shall have any further liability to the other.

                  IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have executed this Lease as of the day and year first above written.

Witness/Attest:                      The Lalor Urban Renewal Limited Partnership


_____________________________        By: /s/ Sidney L. Hofing
                                        ----------------------------------------
                                            Sidney L. Hofing, President
                                            The Lalor Corporation
                                            General Partner

                                     Yardville National Bank


_____________________________        By: /s/ Patrick R. Ryan
                                        ----------------------------------------
                                            Patrick R. Ryan, President & CEO

                                     Yardville National Bank


_____________________________        By: /s/ Jay G. Destribats
                                        ----------------------------------------
                                            Jay G. Destribats
                                            Chairman of the Board

                                    EXHIBIT A

                                                                October   , 1994

                  Re:      Lease dated the ______ day of October, 1994, between
The Lalor Urban Renewal Limited Partnership, as Landlord, and Yardville National Bank, as Tenant.

                  Tenant Trade Name: Yardville National Bank

Gentlemen:

                  It is our understanding that you have committed to make a mortgage loan secured by some part or all of the premises known as The Lalor Plaza, Unit #B-lb Right and that as a condition precedent to the making of such loan you have required this certificate by the undersigned.

                  The undersigned as Tenant under the above-captioned lease hereby ratifies said lease and certifies that the undersigned has entered into occupancy of the premises on November 1, 1994, and the annual basic rental in the amount of $22,500.00 CPI increases annually commenced to accrue from that date; that said lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way except by agreement between Landlord and Tenant as to this leasing; that the term of said lease commenced on date above set forth; that Tenant's floor area is 1500 square feet; that all conditions under said lease to be performed by Landlord have been satisfied, including without limitation, all co-tenancy requirements thereunder, all required contributions by Landlord to Tenant on account of Tenant's improvements that have been received, and on this date there are no existing defenses or offsets which the undersigned has against the full enforcement of said lease by Landlord; no rental has been paid in advance; that all rental due up to and including 1995 has been paid; and that the approximate costs of Tenant's improvements to the premises (exclusive of any contributions toward the cost of such improvement by Landlord) is $________ .

                  Unless the context otherwise requires, all capitalized terms used herein have the same meanings as are ascribed to them in said lease.

                                                     Very truly yours,

                                                     The Yardville National Bank


                                                     By: /s/ Patrick M. Ryan
                                                        ------------------------
                                                           Patrick M. Ryan
                                                           President & CEO


                                                     By: /s/ Jay G. Destribats
                                                        ------------------------
                                                           Jay G. Destribats
                                                           Chairman of the Board

                                    EXHIBIT F
                                    ---------

                                                            Date: October , 1994

                              COMMISSION AGREEMENT
                              --------------------

                  Joseph R. Ridolfi of Casual Consulting Services, Broker of Record, a licensed Real Estate Broker in the State of NEW JERSEY, is recognized by both Landlord and Tenant as the sole and exclusive broker, and the sole procuring cause, consummating a Lease Agreement between The Lalor Urban Renewal Limited Partnership, Landlord, and Yardville National Bank, Tenant, with said Lease commencing on the 1st day of November, 1994, for premises located in Lalor Plaza, Trenton, New Jersey.

                  WHEREIN said Joseph R. Ridolfi, shall be entitled to a commission of .06% percent of the gross base rent, payable quarterly by the Landlord from the proceeds of rent collected, with the first payment being due Three (3) Months from the date rent is collected, Rent is due to commence March 1, 1995. In the event the initial Lease expires and a new Lease is negotiated between said Landlord and Tenant, or whether Tenant remains on a month-to-month basis or becomes a hold-over tenant after the expiration of the initial term of the Lease, or any exercised options thereof, Joseph R, Ridolfi, shall still be entitled to the same rate of commission as set forth herein above. In the event of non-payment of rent, the obligation to pay commission will terminate or be delayed until rent is collected from the Tenant. Landlord agrees to pay a commission for any options, extensions and renewals. The Broker will receive the same commission in the event the Tenant occupies additional space at the Lalor Plaza location, or any other property the Landlord owns or controls for a period of three (3) years commencing as of the execution of this Lease Agreement.

                  IN THE EVENT that during the time this Lease is in full force and effect there is a sale of the entire building by the Landlord to a third party or their legal representatives, successors or assigns respectively, then this Commission Agreement shall survive the closing date of said sale.

                  FURTHER, it is understood and agreed that the covenants and agreements herein contained are binding on the parties hereto and upon their respective successors, heirs, executors, administrators and assigns, and personal representatives.

Witness/Attest:                      The Lalor Urban Renewal Limited Partnership


_____________________________        By: /s/ Sidney L. Hofing
                                        ----------------------------------------
                                            Sidney L. Hofing, President
                                            The Lalor Corporation
                                            General Partner

                                     Capital Consulting Services


                                     By:________________________________________
                                            Joseph R. Ridolfi, President

                                     Yardville National Bank


_____________________________        By: /s/ Patrick R. Ryan
                                        ----------------------------------------
                                            Patrick R. Ryan, President & CEO

                                     Yardville National Bank


_____________________________        By: /s/ Jay G. Destribats
                                        ----------------------------------------
                                            Jay G. Destribats
                                            Chairman of the Board

                                    EXHIBIT G
                                    ---------

                           ADDENDUM TO LEASE AGREEMENT
                           ---------------------------

              The Lalor Urban Renewal Limited Partnership, Landlord

                                       AND

                         Yardville National Bank, Tenant

                  The following changes to the Lease dated October, 1994 indicated above arc hereby agreed to by the Lessor and the Lessee. In the event of a conflict between this Addendum and the Main Lease, the Addendum shall prevail.

                  All other provisions of the existing Lease will prevail except that the Lease is subject to the following:

                  1. Yardville National Bank (YNB) must successfully obtain approval for this branch location from the Office of the Comptroller of the Currency (0CC).

                  2. Yardville National Bank (YNB) must successfully obtain necessary local approvals for this local branch.

                  3. Yardville National Bank (YNB) must be able to secure permission and approvals to construct a bank drive-thru window facility on building B at the Lalor Plaza Shopping Center or on vacant land owned by the City of Trenton known as Block 160, Lot 39.

                  4. In the event the above conditions are not fulfilled by January 1, 1995, then in that event, this lease shall become null and void unless Yardville National Bank chooses to waive one or more of the above conditions.

                  5. In the event H&R Block does not exercise their option to renew their lease, then in that event, Yardville National Bank will have the First Right of Refusal for thirty (30) days to rent the additional 1500 square feet to the left of YNB's unit #B-lb.

                  IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have executed

Witness/Attest:                      The Lalor Urban Renewal Limited Partnership


_____________________________        By: /s/ Sidney L. Hofing
                                        ----------------------------------------
                                            Sidney L. Hofing, President
                                            The Lalor Corporation
                                            General Partner

                                     Yardville National Bank


_____________________________        By: /s/ Patrick M. Ryan
                                        ----------------------------------------
                                            Patrick M. Ryan, President & CEO


                                     Yardville National Bank


_____________________________        By: /s/ Jay G. Destribats
                                        ----------------------------------------
                                            Jay G. Destribats
                                            Chairman of the Board

                                    ADDENDUM
                                    --------
                                       TO
                                       --
                                      LEASE
                                      -----

                  The contents of this Addendum are intended to be an integral part of the Lease Agreement between Lalor Urban Renewal Limited Partnership -and- Yardville National Bank and wherever the terms of this Addendum and the Lease Agreement conflict, the Addendum shall govern.

                  1. This is to clarify that the proportionate share of Tenant's responsibility for real estate taxes, common area maintenance, operating costs and insurance on the project is 3.3%. The Tenant's late charge for any late payment (more than 7 days after the due date) is 10% of the monthly payment. There is no additional interest charged on late payments.

                  2. Paragraph 3.3 of the Lease is modified to state that the monthly rental shall be increased to 1 1/2 times the existing rent if the Tenant were to hold over after the expiration of the lease term.

                  3. Paragraph 3.5 of the Lease is modified to require the Landlord to give the Tenant ten days notice prior to the removal or disposal of any items of the Tenant's personal property following the termination of this Lease or eviction of the Tenant.

                  4. Paragraph 6.1 of the Lease is modified to state that the Tenant will only be responsible for reasonable attorney's fees associated with any negotiation, contest or appeal of the real estate taxes pursued by the Landlord in an effort to reduce any such tax, assessment or charge.

                  5. Paragraph 6.4 of the Lease is hereby modified to state that the Tenant will pay its sales tax, excess tax, business use and occupancy tax affecting its leased property but will not be responsible for any other of said taxes affecting any other leased premises in the Lalor Shopping Plaza.

                  6. Paragraph 7.2 of the Lease is modified to state that the Tenant shall be given 45 days in which to discharge any mechanics liens affecting the property from the date the lien is filed.

                  7. Paragraph 8.2 of the Lease is modified to state that the Tenant will have the option to place signage visible to traffic on Interstate 29 provided Tenant obtains the proper written approval of the Landlord and approval from all city and state authorities, If Landlord approves said signage, Landlord agrees to cooperate with the Tenant to obtain all necessary approvals from the city and state authorities.

                  8. Paragraph 9.3 of the Lease is modified to state that the Tenant will be responsible for the repairs mentioned therein only if they are caused by the negligence of the Tenant.

                  9. Paragraph 11.2 of the Lease is hereby modified to state that Tenant will only be responsible for repairing those utilities within its leased premises. Tenant will not be responsible for repairing any utilities outside of the leased premises or within any other Tenant's premises.

                  10. Paragraph 12.3 of the Lease is hereby modified to state that the Tenant will not be limited from bringing an action against the Landlord for any actions of the Landlord in allowing another Tenant to conduct activity on its leased premises which adversely affects the Tenant in this Lease.

                  11. Paragraph 13.2 of the Lease is modified to state that the Tenant also has the option to terminate the Lease for the same reasons that the Landlord has the option to terminate the Lease under this paragraph.

                  12. Paragraph 19.4 of the Lease is hereby deleted.

                  13. The Lease is contingent upon Yardville National Bank obtaining all necessary permits, variances, approvals, etc. from the City of Trenton and State of New Jersey to build/construct its proposed drive-thru facility at the subject premises by March 1, 1995. If approvals are not obtained by March 1, 1994 and Tenant waives this contingency, Landlord, nevertheless, agrees to cooperate with Tenant to obtain this approval at some future date and consents to the construction of a drive-thru facility at the location presently contemplated.

                  14. The Tenant shall not be responsible for any additional offsite improvements required of the Landlord by the City of Trenton or State of New Jersey subsequent to the execution of this Lease. Landlord may not include such costs into the common area maintenance or operating costs to be proportionately shared by this Tenant.

                  15. Landlord agrees not to lease any other rental unit within the Lalor Plaza Shopping Center to any state or federally chartered bank and/or savings and loan during the term of this Lease or any extensions hereof. In the event the Landlord violates this covenant not to lease to a competitor of Yardville National Bank, then the Tenant will have the right to seek injunctive relief with a court of law to prevent this violation. In the event Tenant is required to incur attorney's fees in connection with this injunctive relief the Landlord agrees to pay the reasonable attorney's fees of the Tenant incurred for this reason.

                  16. Payments of rent under this Lease shall commence on March 1, 1995.

                  IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have executed this Addendum to Lease as of this 20th day of December, 1994.

Witness/Attest:                      The Lalor Urban Renewal Limited Partnership


____________________________         By: /s/ Sidney L. Hofing
                                        ----------------------------------------
                                            Sidney L. Hofing, President
                                            The Lalor Corporation
                                            General Partner

                                     Yardville National Bank


____________________________         By: /s/ Patrick M. Ryan
                                        ----------------------------------------
                                             Patrick M. Ryan, President & CEO


____________________________         By: /s/ Jay M. Destribats
                                        ----------------------------------------
                                             Jay G. Destribats
                                             Chairman of the Board






                                       -3-